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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 22, 2005
                        (date of earliest event reported)


                            DARDEN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13666


          Florida                                     59-3305930
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                 5900 Lake Ellenor Drive, Orlando, Florida 32809
          (Address of principal executive offices, including zip code)

                                 (407) 245-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

     Darden Restaurants, Inc. (the "Company") issued a news release dated March 23, 2005, entitled "Darden Restaurants Reports Third Quarter Diluted Net Earnings Per Share of 56 Cents; Increases Outlook for Fiscal 2005 Diluted Net Earnings Per Share Growth; Declares Dividend," a copy of which is furnished herewith as Exhibit 99(a) to this Current Report on Form 8-K.

     The information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99(a) hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On March 22, 2005, the Company's Board of Directors increased the number of directors of the Company from 12 to 14, and elected Charles A. Ledsinger, Jr. and William M. Lewis, Jr. to serve as directors, in each case effective June 16, 2005 or such other date in June 2005 when the Board meets for its next regular meeting (the "Effective Date"), as further described in news releases dated March 23, 2005, entitled "William M. Lewis, Jr. Elected to Darden Restaurants Board" and "Charles A. Ledsinger, Jr. Elected to Darden Restaurants Board," copies of which are furnished herewith as Exhibits 99(b) and 99(c), respectively, to this Current Report on Form 8-K.

     The Board determined that, in its judgment, Mr. Ledsinger and Mr. Lewis each satisfy the requirements for "independence" set forth in the Company's Corporate Governance Guidelines and the applicable rules of the New York Stock Exchange. There were no arrangements or understandings pursuant to which the directors were elected or any relationships or related transactions between the Company and the new directors of the type required to be disclosed under applicable Securities and Exchange Commission rules. The Board has not yet determined the committees of the board to which the new directors will be named.

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Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibit is being furnished with this Current Report:

     Exhibit Number
     (by reference to
     Item 601 of
     Regulation S-K)  Description

         99(a) Press Release dated March 23, 2005, entitled "Darden Restaurants Reports Third Quarter Diluted Net Earnings
                      Per Share of 56 Cents; Increases Outlook for Fiscal 2005 Diluted Net Earnings Per Share Growth; Declares Dividend."

         99(b)        Press Release dated March 22, 2005, entitled "William M.
                      Lewis, Jr. Elected to Darden Restaurants Board."

         99(c)        Press Release dated March 22, 2005, entitled "Charles A.
                      Ledsinger, Jr. Elected to Darden Restaurants Board."


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DARDEN RESTAURANTS, INC.




                                      By: /s/ Paula J. Shives
                                          ---------------------------
                                          Paula J. Shives
                                          Senior Vice President, General Counsel
                                          and Secretary




Date:  March 23, 2005

























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                                  EXHIBIT INDEX


Exhibit Number        Description of Exhibit

         99(a) Press Release dated Match 23, 2005, entitled "Darden Restaurants Reports Third Quarter Diluted Net Earnings
                      Per Share of 56 Cents; Increases Outlook for Fiscal 2005 Diluted Net Earnings Per Share Growth; Declares Dividend."

         99(b)        Press Release dated March 22, 2005, entitled "William M.
                      Lewis, Jr. Elected to Darden Restaurants Board."

         99(c)        Press Release dated March 22, 2005, entitled "Charles A.
                      Ledsinger, Jr. Elected to Darden Restaurants Board."












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